UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

Commerce.com, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39423	46-2707656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11920 Alterra Parkway
D11 / Suite 100

8th Floor
Austin, Texas

(Address of principal executive offices, including zip code)

(512) 865-4500

(Registrant’s telephone number, including area code)

BigCommerce Holdings, Inc.

11305 Four Points Drive, Building II, Suite 100, Austin, Texas 78726

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series 1 Common Stock, $ 0.0001 par value per share	BIGC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02 Results of Operations and Financial Condition.

On July 31, 2025, Commerce.com, Inc. (the “Company”) (formerly known as BigCommerce Holdings, Inc.) issued a press release announcing financial results as of and for the six and three months ended June 30, 2025. The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. A copy of the press release issued July 31, 2025 is furnished herewith as Exhibit 99.1.

The information set forth in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as otherwise stated in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 31, 2025, the Company changed its corporate name from BigCommerce Holdings, Inc. to Commerce.com, Inc. (the “Name Change”), pursuant to a certificate of amendment to the Company’s Seventh Amended and Restated Certificate of Incorporation (the “Charter Amendment”) filed with the Secretary of State of Delaware on July 30, 2025. Pursuant to Delaware law, a shareholder vote was not necessary to effectuate the Name Change and it does not affect the rights of the Company’s shareholders. The Company also amended and restated its bylaws on July 31, 2025 to reflect the Name Change.

In connection with the Name Change, at the opening of trading on August 1, 2025, the Company’s common stock will begin trading on the Nasdaq Global Market under its new ticker symbol “CMRC” and will cease trading under the ticker symbol “BIGC.” Additionally, in connection with the name change, effective as of July 31, 2025, the corporate website of the Company can be found at www.commerce.com.

Copies of the Charter Amendment and the Third Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, with this Current Report on Form 8-K and are incorporated herein by reference. Other than the Name Change, the Company did not make any changes to its certificate of incorporation or bylaws.

Item 7.01 Regulation FD Disclosure

On July 31, 2025, the Company issued a press release announcing the Name Change. A copy of the press release is attached as Exhibit 99.2, which is incorporated herein by reference.

Item 8.01 Other Events

On July 30, 2025, the Company issued a press release announcing developments to its partnership with Google Cloud. A copy of the press release is attached as Exhibit 99.3, which is incorporated herein by reference.

On July 31, 2025, the Company issued a press release announcing that it had entered into a strategic partnership with PROS Holdings, Inc. A copy of the press release is attached as Exhibit 99.4, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Seventh Amended and Restated Certificate of Incorporation of BigCommerce Holdings, Inc.
3.2	Third Amended and Restated Bylaws of Commerce.com, Inc.

99.1	Press Release, dated July 31, 2025 (related to the Company's financial results).
99.2	Press Release, dated July 31, 2025 (related to the Name Change).
99.3	Press Release, dated July 30, 2025 (related to the partnership with Google Cloud).
99.4	Press Release, dated July 31, 2025 (related to the partnership with PROS Holdings, Inc.).

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commerce.com, Inc.

Date: July 31, 2025	By:	/s/ Hubert Ban
Hubert Ban
Senior Vice President